UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 4, 2009
EXTERRAN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33666	74-3204509

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16666 Northchase Drive,
Houston, Texas	77060

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 836-7000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Adoption of Incentive Stock Option Award Notice
     On March 4, 2009, the compensation committee of the board of directors of Exterran Holdings, Inc. (the “Committee”) adopted the form of Exterran Holdings, Inc. Award Notice for Time-Vested Incentive Stock Option (the “ISO Award Notice”), which sets forth the terms for grants to officers of certain options, having seven-year terms, to purchase our common stock under the Amended and Restated Exterran Holdings, Inc. 2007 Stock Incentive Plan (the “Plan”). Among other things, the ISO Award Notice provides for (i) notice of the amount, vesting schedule and term of the award, (ii) immediate vesting of the unvested portion of the award in the event of the grantee’s termination of employment as a result of death, disability or retirement, in which case (1) the vested portion of the award may be exercised for up to one year (in the case of termination as a result of death or disability) or three months (in the case of termination as a result of retirement) following the termination date and (2) the vested portion of any award that is deemed not to qualify as an incentive stock option and becomes a nonqualified stock option may be exercised for up to two years following the termination date, (iii) forfeiture of the award (whether vested or unvested) in the event of the grantee’s termination of employment for cause, (iv) forfeiture of the unvested portion of the award in the event of the grantee’s termination of employment other than as a result of death, disability or retirement, in which case the vested portion of the award may be exercised for up to three months following the termination date, (v) procedures for exercising the award and (vi) non-transferability of the award other than in accordance with the terms of the Plan. Awards granted under the ISO Award Notice generally will vest ratably over three years.
Adoption of Non-Qualified Stock Option Award Notice
     On March 4, 2009, the Committee adopted the form of Exterran Holdings, Inc. Award Notice for Time-Vested Non-Qualified Stock Option (the “NQSO Award Notice”), which sets forth the terms for grants to officers and employees of certain options to purchase our common stock under the Plan. The terms of the NQSO Award Notice are substantially similar to the terms of the ISO Award Notice described above, except that the NQSO Award Notice provides for exercise of the award for up to two years following the termination date in the event of the grantee’s termination of employment as a result of death, disability or retirement.
Adoption of Restricted Stock Award Notice
     On March 4, 2009, the Committee adopted the form of Exterran Holdings, Inc. Award Notice for Time-Vested Restricted Stock (the “Restricted Stock Award Notice”), which sets forth the terms for grants to officers and employees of restricted shares of our common stock under the Plan. Among other things, the Restricted Stock Award Notice provides for (i) notice of the amount and vesting schedule of the award, (ii) immediate vesting of the unvested portion of the award in the event of the grantee’s termination of employment as a result of death or disability, (iii) forfeiture of the unvested portion of the award in the event of the grantee’s termination of employment other than as a result of death or disability, unless the Committee directs otherwise, and (iv) non-transferability of the award other than in accordance with the terms of the Plan. Awards granted under the Restricted Stock Award Notice generally will vest ratably over three years.
Adoption of Director Restricted Stock Award Notice
     On March 4, 2009, the Committee adopted the form of Exterran Holdings, Inc. Award Notice for Time-Vested Restricted Stock for Directors (the “Director Restricted Stock Award Notice”), which sets forth the terms for grants to our non-employee directors of restricted shares of our common stock under the Plan. The terms of the Director Restricted Stock Award Notice are substantially similar to the terms of the Restricted Stock Award Notice described above, except that the Director Restricted Stock Award Notice (i) provides for immediate vesting of the unvested portion of the award in the event of the grantee’s termination of service as a director as a result of death or disability, (ii) provides for forfeiture of the unvested portion of the award in the event of the grantee’s termination of service as a director other than as a result of death or disability, unless the Committee directs otherwise, and (iii) gives the Committee sole discretion to vest the unvested portion of the award in the event of the grantee’s termination of service as a director as a result of not being nominated for reelection to the Board. Awards granted under the Director Restricted Stock Award Notice generally will vest ratably over three years.
Adoption of Award Notices for Mr. Snider
     In contemplation of Mr. Snider’s planned retirement as our Chief Executive Officer by June 30, 2009, and in recognition of his 18 years of service to us, on March 4, 2009, the Committee adopted separate forms of Award Notices for Time-Vested Incentive Stock Option, Time-Vested Non-Qualified Stock Option and Time-Vested Restricted Stock for Mr. Snider under the Plan. The terms of the Snider award notices are substantially similar to the terms of the corresponding award notices described above, except as follows:
(i) Mr. Snider’s Award Notice for Time-Vested Incentive Stock Option provides that, in the event of Mr. Snider’s termination of employment as a result of retirement, he will be entitled to exercise his award at any time prior to the expiration of the term set forth in that award notice;
(ii) Mr. Snider’s Award Notice for Time-Vested Non-Qualified Stock Option provides that, in the event of Mr. Snider’s termination of employment as a result of death, disability or retirement, he will be entitled to exercise his award at any time prior to expiration of the term set forth in that award notice; and
(iii) Mr. Snider’s Award Notice for Time-Vested Restricted Stock provides for (1) immediate vesting of the unvested portion of the award in the event of Mr. Snider’s termination of employment as a result of death, disability or retirement and (2) forfeiture of the unvested portion of the award in the event of Mr. Snider’s termination of employment other than as a result of death, disability or retirement, unless the Committee directs otherwise.
Adoption of Restricted Stock Unit Award Notice
     On March 4, 2009, the Committee adopted the form of Exterran Holdings, Inc. Award Notice for Time-Vested Stock-Settled Restricted Stock Units (the “RSU Award Notice”), which sets forth the terms for grants to officers and employees of restricted stock units under the Plan. The terms of the RSU Award Notice are substantially similar to the terms of the Restricted Stock Award Notice described above. Awards granted under the RSU Award Notice generally will vest ratably over three years.
     In connection with the receipt of an award under any of the award notices described in this report, the grantee must agree to abide by specified confidentiality, non-disparagement and one-year non-solicitation covenants.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTERRAN HOLDINGS, INC.
March 6, 2009	By:	/s/ Donald C. Wayne
Donald C. Wayne
Senior Vice President, General Counsel and Secretary